SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                               September 30, 2004

                       Speaking Roses International, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Utah                          0-22515                20-0612376
----------------------------      -----------------------   -------------------
(State or other jurisdiction      (Commission File Number)   (I.R.S. Employer
      of incorporation)                                     Identification No.)


                               545 West 500 South
                              Bountiful, Utah 84010

                    (Address of principal executive offices)


                                 (801) 677-7673

               Registrant's telephone number, including area code


                                       N/A

           Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 ITEM 7.01  Regulation FD Disclosure

On September 30, 2004, Speaking Roses International, Inc. issued a press release relating to its expansion in China and Hong Kong. The information contained in the press release is incorporated herein by reference and furnished as Exhibit
99.1 hereto.

ITEM 9.01. Financial Statements and Exhibits

c) Exhibits

The following exhibit is furnished with this report.

----------------------------- --------------------------------------------------
Exhibit Number                Description
----------------------------- --------------------------------------------------
99.1                          Press Release dated September 30, 2004,  "Speaking
                              Roses  Brings  First  Embossed  Roses  to  Growing
                              Floral Market in China"
----------------------------- --------------------------------------------------



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 30, 2004


                Speaking Roses International, Inc.

                By:  /s/ Blaine Harris
                --------------------------------------
                      Blaine Harris,
                      Chief Executive Officer

                                  EXHIBIT INDEX

----------------------------- --------------------------------------------------
Exhibit Number                Description
----------------------------- --------------------------------------------------
99.1                          Press Release dated September 30, 2004,  "Speaking
                              Roses  Brings  First  Embossed  Roses  to  Growing
                              Floral Market in China"
----------------------------- --------------------------------------------------